FSS4-SA1 10/26

FRANKLIN STRATEGIC SERIES
SUPPLEMENT DATED OCTOBER 23, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2026, OF
FRANKLIN TEMPLETON SMACS: SERIES C (the “Fund”)

1) The following is added to the section titled “Goal, Strategies and Risks– Additional Strategies – Series C” in the Fund’s SAI:

The Fund may invest, buy or engage in:

• inflation index swaps

2) The following is added to the section titled “Glossary of Investments, Techniques, Strategies and Their Risks” in the Fund’s SAI:

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Please retain this supplement for future reference.